UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — December 4, 2006 (November 15, 2006)

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Ontario (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

45 Hazelton Ave., Toronto, Ontario, Canada M5R 2E3
(Address of principal executive offices and zip code)

(416) 960-9000
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

⃞	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

⃞	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

MDC PARTNERS INC.

TABLE OF CONTENTS

PART I

		Page
Item 2.01	Acquisition or Disposition of Assets	2
Item 9.01	Financial Statements and Exhibits	2
	Signatures	7

References in this Report on Form 8-K/A to “MDC Partners”, “MDC”, the “Company”, “we”, “us”, and “our” refer to MDC Partners Inc. and unless the context otherwise requires or otherwise is expressly stated, its subsidiaries.

This Form 8-K/A is an amendment to the registrant’s current report on Form 8-K, filed on November 17, 2006 (relating to the registrant’s sale of stock of its Secured Products International Group) to file the pro forma financial information omitted from the initial filing of the Current Report.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 3, 2006, the Company entered into a definitive agreement to sell the stock of its Secured Products International Group (“SPI”) to Secured Products (Cayman), Inc. (an affiliate of H.I.G. Capital), in exchange for consideration equal to approximately $27 million. On November 15, 2006, the Company consummated this transaction. Consideration for the sale of SPI was paid in the form of a $20 million cash payment at closing and additional $1 million annual payments over the next five years. In addition, the Company received a 7.5% equity interest in the newly-formed entity acquiring SPI. The net cash proceeds from the closing of the sale of SPI were used to repay borrowings under the Company’s credit facility.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

MDC PARTNERS INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(thousands of United States dollars, except share and per share amounts)

	YEAR ENDED DECEMBER 31, 2005
	Historical MDC Partners Inc.	Pro Forma Adjustments		Notes		Pro Forma Results
Revenue:
Services	$363,362	$				$363,362
Products	80,100		(80,100)	3(i	)	-
	443,462		(80,100)			363,362
Operating Expenses:
Cost of services sold	211,811					211,811
Cost of products sold	49,876		(49,876)	3(i	)	-
Office and general expenses	131,231		(23,255)	3(i	)	107,976
Depreciation and amortization	27,483		(4,340)	3(i	)	23,143
Goodwill charges	473		-	3(i	)	473
	420,874		(77,471)			343,403
Operating Profit	22,588		(2,629)			19,959

Other Income (Expenses):
Gain (loss) on sale of assets and settlement of long-term debt	615		(137)	3(i	)	478
Foreign exchange gain (loss)	(887)		967	3(i	)	80
Interest expense	(9,260)		1,548	3(i), 3(ii	)	(7,712)
Interest income	369		(21)	3(i	)	348
	(9,163)		2,357			(6,806)

Income from continuing operations before income taxes, equity in affiliates and minority interests	13,425		(272)	3(i	)	13,153
Income Taxes	2,157		153	3(i), 3(iii	)	2,310

Income from continuing operations before equity in affiliates and minority interests	11,268		(425)			10,843
Equity in earnings of non consolidated affiliates	1,402		-			1,402
Minority interests in income of consolidated subsidiaries	(21,192)		-			(21,192)

Loss from Continuing Operations	(8,522)		$(425)			(8,947)
Income from Discontinued Operations	573		425			998
Net Loss	$(7,949)		$-			$(7,949)

Earnings/(Loss) Per Common Share:
Basic:
Continuing Operations	$(0.37)					$(0.38)
Discontinued Operations	$0.03					$0.04
Net Loss	$(0.34)					$(0.34)
Diluted
Continuing Operations	$(0.37)					$(0.38)
Discontinued Operations	$0.03					$0.04
Net Loss	$(0.34)					$(0.34)
Weighted Average Number of Common Shares:
Basic	23,298,795					23,298,795
Diluted	23,298,795					23,298,795

MDC PARTNERS INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(thousands of United States dollars, except share and per share amounts

	YEAR ENDED DECEMBER 31, 2004
	Historical MDC Partners Inc.	Pro Forma Adjustments		Notes		Pro Forma Results
Revenue:
Services	$247,073	$				$247,073
Products	69,739		(69,739)	3(i	)
	316,812		(69,739)			247,073
Operating Expenses:
Cost of services sold	158,965		-			158,965
Cost of products sold	42,301		(42,301)	3(i	)	-
Office and general expenses	99,349		(23,456)	3(i	)	75,893
Other charges (recoveries)	(2,693)		-			(2,693)
Depreciation and amortization	13,738		(3,489)	3(i	)	10,249
	311,660		(69,246)			242,414

Operating Profit (loss)	5,152		(493)			4,659

Other Income (Expenses):
Gain (loss) on sale of assets and settlement of long-term debt	14,844		(2,838)	3(i	)	12,006
Foreign exchange gain (loss)	(498)		647	3(i	)	149
Interest expense	(8,790)		1,571	3(i), 3(ii	)	(7,219)
Interest income	685		(37)	3(i	)	648
	6,241		(657)			5,584

Income from continuing operations before income taxes, equity in affiliates and minority interests	11,393		(1,150)			10,243
Income Taxes	818		(199)	3(i), 3(iii	)	619

Income from continuing operations before equity in affiliates and minority interests	10,575		(951)			9,624
Equity in earnings of non consolidated affiliates	3,651		-			3,651
Minority interests in income of consolidated subsidiaries	(9,235)		-			(9,235)

Income from Continuing Operations	4,991		$(951)			4,040
Income (Loss) from Discontinued Operations	(7,148)		951			(6,197)
Net Loss	$(2,157)		$-			$(2,157)

Earnings/(Loss) Per Common Share:
Basic:
Continuing Operations	$0.23					$0.19
Discontinued Operations	$(0.33)					$(0.29)
Net Loss	$(0.10)					$(0.10)
Diluted
Continuing Operations	$0.22					$0.18
Discontinued Operations	$(0.31)					$(0.27)
Net Loss	$(0.09)					$(0.09)
Weighted Average Number of Common Shares:
Basic	21,353,268					21,353,268
Diluted	22,817,823					22,817,823

MDC PARTNERS INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(thousands of United States dollars, except share and per share amounts

	YEAR ENDED DECEMBER 31, 2003
	Historical MDC Partners Inc.	Pro Forma Adjustments	Notes		Pro Forma Results
Revenue:
Services	$164,850	$—			$164,850
Products	113,927	(68,691)	3(i	)	45,236
	278,777	(68,691)			210,086
Operating Expenses:
Cost of services sold	105,908	—			105,908
Cost of products sold	56,654	(43,320)	3(i	)	13,334
Office and general expenses	94,241	(21,831)	3(i	)	72,410
Other charges	1,333	-			1,333
Depreciation and amortization	8,485	(1,898)	3(i	)	6,587
Write-down of fixed assets	8,126	(8,126)	3(i	)	-
Goodwill charges	10,012	(9,179)	3(i	)	833
	284,759	(84,354)			200,405

Operating Profit (Loss)	(5,982)	15,663			9,681

Other Income (Expenses):
Gain (loss) on sale of assets and settlement of long-term debt	43,792	(4)	3(i	)	43,788
Foreign exchange loss	(2,023)	681	3(i	)	(1,342)
Interest expense	(17,673)	1,591	3(i), 3(ii	)	(16,082)
Interest income	937	(39)	3(i	)	898
	25,033	2,229			27,262

Income from continuing operations before income taxes, equity in affiliates and minority interests	19,051	17,892			36,943
Income Taxes	5,770	471	3(i), 3(iii	)	6,241

Income from continuing operations before equity in affiliates and minority interests	13,281	17,421			30,702
Equity in earnings of non consolidated affiliates	4,929	-			4,929
Minority interests in income of consolidated subsidiaries	(4,508)	(1,536)			(6,044)

Income from Continuing Operations	13,702	15,885			29,587
Loss from Discontinued Operations	(1,271)	(15,885)			(17,156)
Net Income	$12,431	$-			$12,431

Earnings/(Loss) Per Common Share:
Basic:
Continuing Operations	$0.77				$1.66
Discontinued Operations	$(0.07)				$(0.96)
Net Income	$0.70				0.70
Diluted
Continuing Operations	$0.70				$1.44
Discontinued Operations	$(0.05)				$(0.79)
Net Loss	$0.65				$0.65
Weighted Average Number of Common Shares:
Basic	17,791,064				17,791,064
Diluted	21,665,530				21,665,530

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(thousands of United States dollars, except share and per share amounts)

1. Description of transaction:

On November 3, 2006, the Company entered into a definitive agreement to sell the stock of its Secured Products International Group (“SPI”) to Secured Products (Cayman), Inc. (an affiliate of H.I.G. Capital), in exchange for consideration equal to approximately $27 million. On November 15, 2006, the Company consummated this transaction. Consideration for the sale of SPI was paid in the form of a $20 million cash payment at closing and additional $1 million annual payments over the next five years. In addition, the Company received a 7.5% equity interest in the newly-formed entity acquiring SPI. The net cash proceeds from the closing of the sale of SPI were used to repay borrowings under the Company’s credit facility.

2. Basis of Presentation:

The accompanying unaudited pro forma consolidated statements of operations for the years ended December 31, 2005, 2004 and 2003 give effect to the disposition of SPI. The unaudited pro forma consolidated statements of operations presents our results as if the disposition of SPI had occurred on January 1, 2003. The unaudited pro forma consolidated statements of operations for the years ended December 31, 2005, 2004 and 2003 are based on our historical audited consolidated statements of operations.

The unaudited pro forma consolidated statements of operations include, in our opinion, all material adjustments necessary to reflect the disposition of SPI. The unaudited pro forma consolidated statements of operations do not purport to represent what the Company’s actual results of operations excluding the disposition of SPI would have been, nor do they purport to predict or indicate our results of operations at any future date or for any future period. The unaudited pro forma consolidated statements of operations should be read in conjunction with our audited consolidated financial statements and the related notes thereto. The audited consolidated financial statements have been prepared by management in accordance, with the United States generally accepted accounting principles (“GAAP”). The accounting policies used in the preparation of the unaudited pro forma consolidated statements of operations are consistent with those used by the Company in the preparation of the consolidated financial statements as of and for the year ended December 31, 2005.

3. Pro forma assumptions and adjustments:

The unaudited pro forma consolidated statement of operations for the years ended December 31, 2005, 2004 and 2003 incorporates the following assumptions and adjustments:

(i)	The disposition of SPI has been treated as a discontinued operation.
(ii)
The Company has allocated interest expense to discontinued operations of $1,207, $1,198 and $1,339 for each of the years ended December 31, 2005, 2004 and 2003 respectively. The allocated amounts are based on net proceeds of $19,600 and the effective interest borrowing rate of 6.2%, 6.1% and 6.8% for the years ended December 31, 2005, 2004 and 2003, respectively.

(iii)	The tax effect of the allocated interest above.

(c)	Exhibits.

10.1
Stock Purchase Agreement, dated November 3, 2006, by and among the Company (as seller), Secured Products (Cayman), Inc. (as purchaser) and H.I.G. Capital Management, Inc. relating to the sale of the Company's Secured Products International Group (incorporated by reference to the Company's Form 10-Q filed on November 9, 2006).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: December 4, 2006	MDC Partners Inc.

	By:	/s/ Mitchell Gendel Mitchell Gendel General Counsel & Corporate Secretary